UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Saga Communications, Inc. (the “Company”), a Delaware corporation, on August 7, 2018 (the “Report”) solely to correct an omission error contained in the Report’s Exhibit 99.1.  The “Selected Supplemental Financial Data For the Six Months Ended June 30, 2018 and 2017” financial table was omitted from the press release and incorrectly transmitted.  The corrected Press Release is attached to the Current Report as Exhibit 99.1.

Except for correction described above, this Form 8-K/A does not update, modify, or amend any disclosures set forth in the original Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2018, Saga Communications, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2018. The press release, dated August 7, 2018, is attached as Exhibit 99.1 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: August 7, 2018	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 7, 2018.